Execution Version

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of June 20, 2019 (the “Amendment Effective Date”), is made by and among Apollo Endosurgery, Inc., a Delaware corporation (“Parent”), Apollo Endosurgery US, Inc., a Delaware corporation (“Apollo Endo”), Apollo Endosurgery International LLC, a Delaware limited liability company (“Apollo International”), Lpath Therapeutics Inc., a Delaware corporation (“Lpath”; together with Parent, Apollo Endo and Apollo International, individually and collectively, jointly and severally, “Borrower”), Solar Capital Ltd., a Maryland corporation (“Solar”), in its capacity as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).
The Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of March 15, 2019 (as amended, restated, modified or supplemented from time to time, the “Loan and Security Agreement”). The Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.
Accordingly, the parties hereto agree as follows:
SECTION 1Definitions; Interpretation.
(a)    Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)    Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2    Amendments to the Loan and Security Agreement.
(a)    The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:
(i)    New Definitions. The following definitions are added to Section 1.3 in their proper alphabetical order:
“First Amendment” means that certain First Amendment to Loan and Security Agreement, dated as of the First Amendment Effective Date, by and among Borrowers, Collateral Agent and the Lenders party thereto.
“First Amendment Effective Date” means June 20, 2019.
“Qualified Cash Amount” means Twelve Million Five Hundred Thousand Dollars ($12,500,000); provided that if Borrower (i) maintains compliance with Section 7.13(b) hereof for each of the trailing six month periods ending October 31, 2019, November 30, 2019 and December 31, 2019 and (ii) receives, after the First Amendment Effective Date, unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) net cash proceeds of not less than Thirteen Million Five Hundred Thousand Dollars ($13,500,000) from one or more bona fide equity financings or Subordinated Debt, in each case subject to verification by Collateral Agent (including supporting documentation requested by Collateral Agent), the Qualified Cash Amount shall be Ten Million Dollars ($10,000,000).

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(ii)    Section 7.13 is hereby amended by amending and restating Section 7.13 in its entirety as follows:
7.13    Financial Covenants.
(a)    Minimum Liquidity Requirement. Permit, at any time prior to the Minimum Liquidity Release Date, Qualified Cash to be less than an amount equal to (i) the Qualified Cash Amount plus (ii) the Qualified Cash A/P Amount; provided that if on or before September 30, 2021, Borrower provides evidence satisfactory to Agent that Borrower has achieved EBITDA of at least $5,000,000 for the trailing six-month period ending September 30, 2021, then Borrower shall not be required to maintain minimum Qualified Cash following the date such evidence is provided (the “Minimum Liquidity Release Date”).
(b)    Minimum Specified Product Revenue. Permit Specified Product Revenue, measured on a trailing six-month basis on the last day of each month, to be lower than the following:

Month-End	Specified Product Revenue
June 2019	$22,000,000
July 2019	$22,000,000
August 2019	$22,500,000
September 2019 and each month through and including December 2019	85% of Total Product Revenue as indicated in a plan submitted by Borrower to Lenders prior to the Effective Date
January 2020 and each month through and including December 2021
80% of projected Specified Product Revenue in accordance with an annual plan submitted by Borrower to Lenders pursuant to Section 6.2(a)(iv), such plan to be approved by Borrower’s board of directors and by Agent and Lenders in writing

January 2022 and each month thereafter
75% of projected Specified Product Revenue in accordance with an annual plan submitted by Borrower to Lenders pursuant to Section 6.2(a)(iv), such plan to be approved by Borrower’s board of directors and by Agent and Lenders in writing

(iii)    Exhibit D to the Loan and Security Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.
(b)    References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

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SECTION 3    Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a)    Fees and Expenses. The Borrower shall have paid (i) an amendment fee of Thirty Five Thousand Dollars ($35,000), which shall be deemed fully earned and non-refundable upon payment, (ii) all invoiced costs and expenses then due in accordance with Section 5(e), and (iii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.
(b)    This Amendment. Collateral Agent shall have received this Amendment, executed by the Borrower.
(c)    Officer’s Certificate. Collateral Agent shall have received a certificate of an officer of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment, in form acceptable to Collateral Agent and the Lenders.
(d)    Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)    The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and
(ii)    There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 4    Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate delivered to Collateral Agent on the Effective Date remains true and correct. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).
SECTION 5    Miscellaneous.
(a)    Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Amendment Effective Date, as of the date hereof.
(b)    Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

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(c)    Release. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
(d)    No Reliance. The Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(e)    Costs and Expenses. The Borrower agrees to pay to Collateral Agent within ten (10) days of its receipt of an invoice (or on the Amendment Effective Date to the extent invoiced on or prior to the Amendment Effective Date), the reasonable out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the reasonable fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.
(f)    Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(g)    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.
(h)    Complete Agreement; Amendments; Exit Fee Agreement. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. For the avoidance of doubt and notwithstanding anything to the contrary in this Amendment, Borrower (a) reaffirms its obligations under the Exit Fee Agreement, including without limitation its obligation to pay the Exit Fee (as defined in the Exit Fee Agreement) if and when due thereunder, and (b) agrees that the defined term “Loan Agreement” as defined in the Exit Fee Agreement shall on and after the Amendment Effective Date mean the Loan and Security Agreement as amended by this Amendment and as may be amended, restated or modified from time to time on or after the Amendment Effective Date.

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(i)    Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(j)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(k)    Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.
[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

APOLLO ENDOSURGERY, INC.	APOLLO ENDOSURGERY INTERNATIONAL, LLC

By /s/	By /s/
Name: Stefanie Cavanaugh	Name: Stefanie Cavanaugh
Title: Chief Financial Officer	Title: Chief Financial Officer

APOLLO ENDOSURGERY US, INC.	LPATH THERAPEUTICS INC.

By /s/	By /s/
Name: Stefanie Cavanaugh	Name: Stefanie Cavanaugh

[Signature Page to First Amendment to Loan and Security Agreement (Apollo Endo/Solar)]

GUARANTOR:

APOLLO ENDOSURGERY UK LTD

By /s/
Name: Stefanie Cavanaugh
Title: Director

[Signature Page to First Amendment to Loan and Security Agreement (Apollo Endo/Solar)]

GUARANTOR:

APOLLO ENDOSURGERY COSTA RICA S.R.L.

By /s/
Name: Todd Newton
Title: Manager

STATE OF Texas                    )
) ss.
COUNTY OF Travis                    )

On June 10th    , 2019, before me, the undersigned Notary Public, personally appeared
Todd Newton     (name of signer), personally known to me or proved to me on the basis of satisfactory evidence of identification, which were 10953171    (license), to be the person(s) whose name is signed on the preceding or attached document, and acknowledge to me that he/she/they signed it voluntarily and for its stated purpose.

WITNESS my hand and official seal.
SEAL

________________/s/________________
Margaret Rose Keller
Notary Public in and for said State

[Signature Page to First Amendment to Loan and Security Agreement (Apollo Endo/Solar)]

COLLATERAL AGENT:

SOLAR CAPITAL LTD.

By /s/
Name: Anthony J. Storino
Title: Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement (Apollo Endo/Solar)]

LENDER:

LENDER:

SOLAR CAPITAL LTD.

By /s/
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV LLC

By /s/
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC

By /s/
Name: Anthony J. Storino
Title: Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement (Apollo Endo/Solar)]

EXHIBIT A
EXHIBIT D

Compliance Certificate

TO:	SOLAR CAPITAL LTD., as Collateral Agent and Lender
FROM:	Apollo Endosurgery US, Inc.

The undersigned authorized officer (“Officer”) of Apollo Endosurgery US, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of March 15, 2019, by and among Borrower, Apollo Endosurgery, Inc., Apollo Endosurgery International LLC, Lpath Therapeutics Inc., Apollo Endosurgery UK Ltd, Apollo Endosurgery Costa Rica S.R.L., Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),
(a)    Each Loan Party is in complete compliance for the period ending _______________ with all required covenants except as noted below;
(b)    There are no defaults or Events of Default, except as noted below;
(c)    Except as noted below, all representations and warranties of each Loan Party stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.
(d)    Each Loan Party, and each of each Loan Party’s Subsidiaries, has timely filed all required tax returns and reports, each Loan Party, and each of each Loan Party’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by each Loan Party, or Subsidiary, except, in each case as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;
(e)    No Liens have been levied or claims made against any Loan Party or any of its Subsidiaries relating to unpaid employee payroll or benefits of which any Loan Party has not previously provided written notification to Collateral Agent and the Lenders.
Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of each Loan Party, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements.
Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

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	Reporting Covenant	Requirement	Actual	Complies
1)	Monthly financial statements	Monthly within 30 days		Yes	No	N/A
2)	Quarterly financial statements	Quarterly within 45 days		Yes	No	N/A
3)	Annual (CPA Audited) statements	Within 90 days after FYE		Yes	No	N/A
4)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within earlier 10 days of approval or February 28 of such year), and when revised		Yes	No	N/A
5)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
6)	IP Report	When required		Yes	No	N/A
7)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
8)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A

Updates to Deposit and Securities Accounts
(Please list all new accounts since the last Compliance Certificate; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Financial Covenants

Minimum Liquidity Covenant	(A) Qualified Cash	(B) A/P not paid within 120 days from invoice date	Complies with Minimum Liquidity Requirement (Is (B) plus ($12,500,000/$10,000,000) less than (A))?

Minimum Specified Product Revenue (period ending __________)	(A) Actual Specified Product Revenue $___________	(B) Minimum Specified Product Revenue per Section 7.13(b) $____________	Complies with Minimum Specified Product Revenue (Is (A) greater than or equal to (B))?

Other Matters

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1)	Have there been any changes in Key Persons since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against any Loan Party that involve more than Five Hundred Thousand Dollars ($500,000.00)?	Yes	No

4)	Has any Loan Party or any Subsidiary entered into or amended any Material Agreement? If yes, please explain and provide a copy of the Material Agreement(s) and/or amendment(s).	Yes	No
5)	Has each Loan Party provided the Collateral Agent with all notices required to be delivered under Sections 6.2(a) and 6.2(b) of the Loan Agreement?	Yes	No

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Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

APOLLO ENDOSURGERY US, INC.

By:
Name:
Title:

Date:

COLLATERAL AGENT USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No

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